HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)

333-151805	HV-6776 – Premier Innovations(SM)

Supplement dated September 3, 2010 to your Prospectus

REORGANIZATION – ALLIANZ CCM MID-CAP FUND INTO MANAGERS CADENCE MID-CAP FUND - CLASS A

As a result of the failure to meet quorum on August 26, 2010, the shareholders’ vote scheduled for August 26, 2010 has been postponed to September 20, 2010.  The fund addition and reorganization effective date is hereby changed from August 30, 2010 to September 27, 2010.

In addition, the reference to August 25, 2010 regarding your allocation of new Contributions or transfers to the Merging Fund Sub-Account is hereby changed to September 22, 2010.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.